SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     January 19, 2017

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11596	58-1954497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8302 Dunwoody Place, Suite 250, Atlanta, Georgia	30350
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 587-9898

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ |	Written communications pursuant to Rule 425 under the Securities Act

| __ |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement

On January 19, 2017, the Compensation and Stock Option Committee (the “Compensation Committee”) and Board of Directors (the “Board”) of Perma-Fix Environmental Services, Inc. (the “Company”) approved, and the Company entered into, an employment agreement (the “EVP/COO Employment Agreement”) with Mark Duff, Executive Vice President/Chief Operating Officer (the “EVP/COO”). The EVP/COO Employment Agreement is effective June 11, 2016, Mr. Duff’s date of employment as EVP/COO, and has a term three years. Pursuant to the EVP/COO Employment Agreement, Mr. Duff will continue to serve as the Company’s EVP/COO, with an annual base salary of $267,000. In addition, Mr. Duff is entitled to participate in the Company's broad-based benefits plans and to certain performance compensation payable under separate a Management Incentive Plan (“MIP”) as approved by the Company’s Compensation Committee and Board. See MIPs approved by the Compensation Committee for each of the EVP/COO, CEO, and CFO below. The terms of each 2017 MIP, which are each effective as of January 1, 2017, are described below under the heading “Management Incentive Plans.”

The EVP/COO Employment Agreements is effective for three years, unless earlier terminated by the Company with or without “cause” (as defined in the agreement) or by the EVP/COO for “good reason” (as defined in the agreement) or any other reason. If the EVP/COO’s employment is terminated due to death, disability or for cause, the Company will pay to the EVP/COO or to his estate a lump sum equal to the sum of any unpaid base salary through the date of termination and any benefits due to the EVP/COO under any employee benefit plan, excluding any severance program or policy (the “Accrued Amounts”).

If the EVP/COO terminates his employment for good reason or is terminated without cause, the Company will pay the EVP/COO a sum equal to the total Accrued Amounts, plus one year of full base salary. If the EVP/COO terminates his employment for a reason other than for good reason, the Company will pay to the EVP/COO the amount equal to the Accrued Amounts. If there is a Change in Control (as defined in the employment agreement), all outstanding stock options to purchase common stock held by the EVP/COO will immediately become exercisable in full. Severance benefits payable with respect to a termination (other than Accrued Amounts) shall not be payable until the termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)).

The summary of the terms of the EVP/COO Employment Agreement set forth above is qualified in its entirety by reference to the full text of the EVP/COO Employment Agreement, which is attached hereto as Exhibit 99.1and incorporated herein by reference.

Management Incentive Plans

On January 19, 2017, the Company’s Compensation Committee approved individual MIPs for Dr. Louis F. Centofanti, our Chief Executive Officer (the “CEO”); Mark Duff, our EVP/COO; and Ben Naccarato, our Chief Financial Officer (the “CFO”). The MIPs are effective January 1, 2017. Each MIP provides guidelines for the calculation of annual cash incentive based compensation, subject to Compensation Committee oversight and modification. Each MIP awards cash compensation based on achievement of performance thresholds, with the amount of such compensation established as a percentage of base salary. The potential target performance compensation ranges from 5% to 100% of the 2017 base salary for the CEO ($13,962 to $279,248), 5% to 100% of the 2017 base salary for the EVP/COO ($13,350 to $267,000), and 5% to 100% of the 2017 base salary for the CFO ($11,033 to $220,667).

The performance compensation payable under each MIP is based upon meeting corporate revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), health and safety, and environmental compliance (permit and license violations) targets and objectives during fiscal year 2017 from our continuing operations (excluding the financial results of the Company’s majority-owned Polish subsidiary, Perma-Fix Medical S.A. (“PF Medical”)), with such targets and objectives approved by the Company’s Board. The Compensation Committee believe performance compensation payable under each of the MIPs should be based on achievement of EBITDA, a non-GAAP (Generally Accepted Accounting Principles) financial measurement, as this target provides a better indicator of operating performance as it excludes certain non-cash items. EBITDA has certain limitations as it does not reflect all items of income or cash flows that affect the Company’s financial performance under GAAP.

Performance compensation is paid on or about 90 days after year-end, or sooner, based on finalization of our audited financial statements for 2017. If the MIP participant’s employment with the Company is voluntarily or involuntarily terminated prior to a regularly scheduled MIP compensation payment date, no MIP payment will be payable for and after such period.

The Compensation Committee retains the right to modify, change or terminate each MIP and may adjust the various target amounts described below, at any time and for any reason.

The total paid to the CEO, EVP/COO, and CFO will not exceed 50% of the Company’s pre-tax net income prior to the calculation of performance compensation.

Each MIP is briefly described below, and the descriptions are qualified by reference to the respective MIPs attached as exhibits 99.2 to 99.4 to this Report.

CEO MIP:

2017 CEO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the CEO’s 2017 base salary. For this compensation, 60% is based on the EBITDA goal, 10% on the revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health, or safety violations under our permits or licenses that occur during the fiscal year 2017. At achievement of 120% to 160%+ of the revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the CEO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CEO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our Board-approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CEO is as follows:

Annualized Base Pay:	$279,248
Performance Incentive Compensation Target (at 100% of MIP):	$139,624
Total Annual Target Compensation (at 100% of MIP):	$418,872

EVP/COO MIP:

2017 EVP/COO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the revenue target and 60% to 119% of the EBITDA target, the potential performance compensation is payable at 5% to 50% of the 2017 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2017. Upon achievement of 120% to 160%+ of the Revenue and EBITDA targets, the potential performance compensation is payable at 65% to 100% of the EVP/COO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the EVP/COO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 60% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our EVP/COO is as follows:

Annualized Base Pay:	$267,000
Performance Incentive Compensation Target (at 100% of Plan):	$133,500
Total Annual Target Compensation (at 100% of Plan):	$400,500

CFO MIP:

2017 CFO performance compensation is based upon meeting corporate revenue, EBITDA, health and safety, and environmental compliance (permit and license violations) objectives during fiscal year 2017 from our continuing operations (excluding PF Medical). At achievement of 70% to 119% of the Revenue and EBITDA targets, the potential performance compensation is payable at 5% to 50% of the 2017 base salary. For this compensation, 60% is based on EBITDA goal, 10% on revenue goal, 15% on the number of health and safety claim incidents that occur during fiscal year 2017, and the remaining 15% on the number of notices alleging environmental, health or safety violations under our permits or licenses that occur during the fiscal year 2017. Upon achievement of 120% to 160%+ of the Revenue and EBITDA targets, the CFO’s potential performance compensation is payable at 65% to 100% of the CFO’s 2017 base salary. For this compensation, the amount payable is based on the four objectives noted above, with the payment of such performance compensation being weighted more heavily toward the EBITDA objective. No performance incentive compensation will be payable to the CFO for achieving the health and safety, permit and license violation, and revenue targets unless a minimum of 70% of the EBITDA target is achieved. Each of the revenue and EBITDA components is based on our board approved revenue target and EBITDA target. The 2017 target performance incentive compensation for our CFO is as follows:

Annualized Base Pay:	$220,667
Performance Incentive Compensation Target (at 100% of Plan):	$110,334
Total Annual Target Compensation (at 100% of Plan):	$331,001

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number                                           Description

99.1	Employment Agreement approved January 19, 2017, but effective June 11, 2016 between Mark Duff, Executive Vice President/Chief Operating Officer, and Perma-Fix Environmental Services, Inc.

99.2	2017 Management Incentive Plan for Chief Executive Officer, approved January 19, 2017, but effective January 1, 2017.

99.3	2017 Management Incentive Plan for Executive Vice President/Chief Operating Officer, approved January 19, 2017, but effective January 1, 2017.

99.4	2017 Management Incentive Plan for Chief Financial Officer, approved January 19, 2017, but effective January 1, 2017.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2017

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/ Ben Naccarato
Ben Naccarato
Vice President and
Chief Financial Officer